_____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 25, 1998


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1998, providing for the issuance of the COUNTRYWIDE HOME LOANS, INC., Mortgage Pass-Through Certificates, Series 1998-3).


                                  CWMBS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-40145               95-4449516
----------------------------          -----------         -------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
     of Incorporation)                File Number)        Identification No.)


           4500 Park Granada
          Calabasas, California                           91302
         -----------------------                       ----------
          (Address of Principal                        (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code (818) 225-3232
                                                   ----- --------

_____________________________________________________________________________


Item 5.   Other Events.
------    ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-3.

          In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-3, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as underwriters of the Underwritten Certificates, have prepared certain materials (the "DLJ Computational Materials") for distribution to their potential investors. Similarly Countrywide Securities Corporation ("CSC"), as underwriters of the Underwritten Certificates, have prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided DLJ and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of either the DLJ Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DLJ Computational Materials, which are listed as
Exhibit 99.1 hereto, are filed on Form SE dated February 26, 1998. The CSC Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated February 26, 1998.




-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 27, 1998 and the prospectus supplement dated February 26, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-3.


Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1    DLJ Computational Materials  filed on Form SE dated February 26,
             1998.

     99.2    CSC Computational Materials filed on Form SE  dated February 26,
             1998.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CWMBS, INC.


                                       By: /s/ Nicholas Krsnich
                                           -------------------------------
                                           Nicholas Krsnich
                                           Vice President


Dated:  February 26, 1998


                                Exhibit Index
                                -------------

Exhibit                                                                  Page
-------                                                                  ----

99.1      Donaldson, Lufkin & Jenrette Securities Corporation
          Computational Materials filed on Form SE dated
          February 26, 1998.

99.2      Countrywide Securities Corporation Computational
          Materials filed on Form SE dated February 26, 1998.